UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 14, 2011

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33774	98-0509431
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

13/F, Shenzhen Special Zone Press Tower, Shennan Road
Futian, Shenzhen, China, 518034
(Address of Principal Executive Offices)

(86) 755-83765666
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07.            Submission of Matters to a Vote of Security Holders.

On September 14, 2011, China Security & Surveillance Technology, Inc. (the “Company”) held an annual meeting of its stockholders. The Company’s independent inspector of elections reported the vote of the stockholders as follows:

Proposal 1: The adoption of the Amended and Restated Agreement and Plan of Merger, dated as of May 3, 2011 (the “merger agreement”), by and among the Company, Rightmark Holdings Limited, a British Virgin Islands company (“Parent”), Rightmark Merger Sub Limited, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and, solely for the purposes of Section 6.15 therein, Mr. Guoshen Tu, the Chairman and Chief Executive Officer of the Company, providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,178,699	1,610,254	87,411	12,366,389

Proposal 2: The approval of the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to adopt the merger agreement

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,081,999	2,016,560	144,191	0

Proposal 3: The election of directors

Name	Votes For	Withheld
Guoshen Tu	63,137,089	739,275
Terence Yap	62,122,274	1,754,090
Runsen Li	63,188,070	688,294
Peter Mak	62,018,843	1,857,521
Robert Shiver	63,179,208	697,156

Proposal 4: The ratification of the selection by our Audit Committee of GHP Horwath, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,978,442	438,083	826,225	0

Proposal 5: An advisory vote on executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,425,180	3,608,503	842,681	12,366,389

Proposal 6: An advisory vote on the frequency of holding an advisory vote on executive compensation

Votes For Once Every Year	Votes For Once Every Two Years	Votes For Once Every Three Years	Abstentions	Broker Non-Votes
8,118,587	902,817	46,616,988	8,157,972	12,446,389

Item 8.01.             Other Events

On September 14, 2011, the Company issued a press release relating to the announcement of the results of the annual meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated September 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Security & Surveillance Technology, Inc.
Date: September 14, 2011

/s/ Terence Yap
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated September 14, 2011.